OSTERWEIS TOTAL RETURN FUND – OSTRX

Supplement dated October 16, 2023
to the Prospectus and Statement of Additional Information (“SAI”), each dated June 30, 2023

Osterweis Capital Management, LLC, the Adviser to the Osterweis Total Return Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, a plan of liquidation and the termination of the Fund. This decision was made due to the Fund’s inability to obtain a level of assets necessary for it to be viable.

Effective with the close of business on October 16, the Fund will no longer accept purchases of new shares. The Fund will be closed to new purchases, whether from existing or new investors.

The liquidation of the Fund is expected to occur after the close of business on December 15, 2023 (the “Liquidation Date”). Prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down the Fund’s business affairs and reducing the Fund’s portfolio (to the extent practicable) to cash in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This is likely to impact Fund performance.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. The proceeds per share to be distributed to each remaining shareholder of record on the Liquidation Date will be the net asset value per share of the Fund less any required tax withholdings, after all expenses and liabilities of the Fund have been paid or otherwise provided for. For U.S. federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss. At any time prior to the Liquidation Date, shareholders of the Fund may redeem or, subject to investment minimums and other applicable restrictions on exchanges, exchange their shares of the Fund for shares of another Osterweis fund (if available) pursuant to the procedures set forth under “SHAREHOLDER INFORMATION—Exchange Privilege” in the Prospectus.

Any IRAs still invested in the Fund on the Liquidation Date will be redeemed and distributed using an age-based distribution code and may be subject to tax withholding. If you hold your shares in an IRA account directly with U.S. Bank, N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. Direct IRA shareholders wishing to avoid mandatory withholding taxes from being taken from their liquidation because they plan to roll over their proceeds to another IRA should submit a written redemption request to the Fund with enough time to be received prior to liquidation day. Any redemption request will be processed on the day received provided the request is in good order. Shareholders who own the Fund through a financial institution or brokerage should consult their financial advisor.

You may be subject to federal, state, local or foreign taxes on exchanges or redemptions of or liquidating distributions made on Fund shares. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund.

Please contact the Fund at (866) 236-0050 or your financial advisor if you have questions or need assistance.

Please retain this supplement for your reference.